UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 4, 2018 (May 31, 2018)

OCEANFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
110 WEST FRONT STREET, RED BANK, NEW JERSEY 07701
(Address of principal executive offices, including zip code)
(732)240-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the Registrant’s 2018 Annual Meeting of Stockholders held on May 31, 2018 (the “Annual Meeting”), the Registrant’s stockholders approved an amendment to its Certificate of Incorporation to declassify the Board of Directors, as further described in Item 5.03 below. Upon such approval, each member of the Board of Directors with a term extending beyond the 2019 Annual Meeting and Donald E. McLaughlin resigned immediately after the 2018 Annual Meeting. Each such Director, other than Mr. McLaughlin, was immediately re-appointed for a one-year term expiring at the 2019 Annual Meeting. Mr. McLaughlin’s intention to retire from the Registrant’s Board of Directors was reported in the Registrant’s Form 8-K filed on March 29, 2018.

On May 31, 2018, the Registrant’s Board of Directors appointed Grace C. Torres as Chairperson of the Joint Audit Committee of the Registrant and OceanFirst Bank, N.A. (the “Bank”). This position had previously been held by Joseph J. Burke until the time of his passing, as reported in the 8-K filed with the SEC on May 8, 2018. The Board of Directors has determined that Ms. Torres is an “audit committee financial expert” under the rules of the SEC.

On May 31, 2018, the Registrant’s Board of Directors appointed Michael D. Devlin as Chairperson of the Joint Risk Committee of the Registrant and the Bank. This position had previously been held by Mr. McLaughlin, who retired as described above.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

At the Registrant’s 2018 Annual Meeting, the Registrant’s stockholders approved amendments to the Registrant’s Certificate of Incorporation, which are effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation in the state of Delaware. The amendments were described in the proxy statement filed with the SEC on April 26, 2018; the following is a summary of the amendments, which summary is qualified by reference to the Certificate of Amendment filed herewith as Exhibit 3.1A.

•	Article Fourth - Paragraph (A)(2) was amended to fix the amount of authorized shares of Common Stock at One Hundred Fifty million (150,000,000)

•	Article Sixth - Paragraph (A) was amended to declassify the Board of Directors and to allow the Board of Directors to exclusively fix the number of Directors

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting was held on May 31, 2018. A total of 44,971,718 shares were present or represented by proxy at the Annual Meeting. The matters considered and voted on by the Registrant’s stockholders at the Annual Meeting and the votes of the stockholders were as follows:

Matter 1.	The election of three directors, each for a three-year term*.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Michael D. Devlin	38,383,843	791,265	5,796,610
Jack M. Farris	37,593,971	1,581,137	5,796,610
Diane F. Rhine	37,955,603	1,219,505	5,796,610
Mark G. Solow	38,184,043	991,065	5,796,610

* See Item 5.02 regarding declassification, pursuant to which all directors have one year terms.

Matter 2.    An advisory (non-binding) vote to approve the compensation paid to the
Registrant’s named executive officers.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
33,027,628	5,950,781	196,699	5,796,610

Matter 3.	Approval and adoption of the Amendment to the Registrant’s Certificate of Incorporation to declassify the Board of Directors.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
38,992,758	91,439	90,911	5,796,610

Matter 4.	Approval and adoption of the Amendment to the Registrant’s Certificate of Incorporation to increase the number of authorized shares of Common Stock.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
32,126,883	12,569,814	150,626	124,395

Matter 5.	The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Registrant for the fiscal year ending December 31, 2018.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
43,417,280	1,485,352	69,086	0

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

3.1A	Certificate of Amendment to the Certificate of Incorporation of OceanFirst Financial Corp., effective June 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/Michael J. Fitzpatrick
Michael J. Fitzpatrick
Executive Vice President and
Chief Financial Officer

Dated: June 4, 2018